EXHIBIT 10.5

                  FIFTEEN BUILDING COMPANY, LLC

March 1,1996

Mr. Bob Blank
Skyway Advertising, Inc.
15 South5thStreet, Suite 715,
Minneapolis, MN 55402

Bob:

Here is the swings space lease as discussed:

             REVISED SWING SPACE LEASE

Space:             15 South 5th Street, Suite 715 & its annex across the hall
(suite  # to be designated).

Term:    2year
Gross Rent:         $500/month
Late Fee:           Rent is due on the 1st of each month. To avoid a $25 late
fee, rent must be received by the landlord no later than the 3rd of each month.

Condition:          As is
Landlord rights:    Landlord reserves the right to move tenant
      at its sole discretion. Additionally, landlord reserves the right to cancel this agreement with 30 days notice.


Storage:   Storage win be made available to tenant and is subject to
     availability.


Bob, we are glad to accommodate your swing space needs and hope to eventually land your firm on a permanent basis.

Accepted and/Agreed on this 1 day  of March, 1996, by
/s/ Robert H. Blank (Bob Blank), President of Skyway Advertising, Inc.

      105 SOUTH 5TH STREET, SUITE 714 MINNEAPOLIS, MN 55402
              PHONE 612 341-3111    FAX 612-337-5308